Exhibit 99.1

Sally Beauty Holdings, Inc. names Carrie McDermott as President of Sally Beauty

DENTON, Texas August 8, 2017 — Sally Beauty Holdings today announced the appointment of veteran retail executive Carrie McDermott to the position of President of its Sally Beauty operations in the U.S. and Canada, effective August 29, 2017.

“Carrie is a high-performance executive with significant retail experience” said Chris Brickman, President and Chief Executive Officer of Sally Beauty Holdings. “Carrie’s keen understanding of customer engagement and proven track record of building and driving sales in a demanding retail environment will help accelerate our progress in becoming the leading provider of salon-quality products in the retail sector. I am very pleased to have Carrie join our team.”

“I am honored to serve as President of Sally Beauty,” said Carrie McDermott. “I believe Sally offers a differentiated and unique beauty solution to its customers.  I am excited about the strategic direction, including the transformation of the loyalty program and enhancing the customer experience and I look forward to leading the Sally team forward.”

Carrie brings more than 31 years of retail leadership experience. Prior to joining Sally, she served nine years in roles of increasing responsibility with DSW Inc., where she most recently served as Chief Operating Officer.  In this role, Carrie successfully led the Company’s operations and marketing strategy, which included strategic brand positioning, media, creative and customer loyalty touch points.

Prior to that role, Carrie served as DSW’s Executive Vice President of Sales and Operations, where she was responsible for driving the Company’s omni-channel initiative, launching ship-from-store and successfully opening 200 stores.  Prior to DSW, Carrie had leadership roles with other retailers, including Cooper’s, Inc., (a family-owned specialty retail business), The Gap, Inc., and Barnes & Noble, Inc.

About Sally Beauty Holdings, Inc.

Sally Beauty Holdings, Inc. (NYSE: SBH) is an international specialty retailer and distributor of professional beauty supplies with revenues of approximately $4.0 billion annually.  Through the Sally Beauty Supply and Beauty Systems Group businesses, the Company sells and distributes through over 5,000 stores, including approximately 182 franchised units, throughout the United States, the United Kingdom, Belgium, Chile, Peru, Colombia, France, the Netherlands, Canada, Puerto Rico, Mexico, Ireland, Spain and Germany.  Sally Beauty Supply stores offer up to 9,000 products for hair, skin, and nails through professional lines such as OPI®, China Glaze®, Wella®, Clairol®, Conair® and Hot Shot Tools®, as well as an extensive selection of proprietary merchandise. Beauty Systems Group stores, branded as CosmoProf or Armstrong McCall stores, along with its outside sales consultants, sell up to 10,000 professionally branded products including Paul Mitchell®, Wella®, Matrix®, Schwarzkopf®, Kenra®, Goldwell®, Joico® and Aquage®, intended for use in salons and for resale by salons to retail consumers. For more information about Sally Beauty Holdings, Inc., please visit sallybeautyholdings.com.

CONTACT: Sally Beauty Holdings, Inc. Investor Relations	Karen Fugate, 940-297-3877

Cautionary Notice Regarding Forward-Looking Statements

Statements in this news release and the schedules hereto which are not purely historical facts or which depend upon future events may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions may also identify such forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements as such statements speak only as of the date they were made.  Any forward-looking statements involve risks and uncertainties that could cause  actual events or results to  differ materially from the events or results described  in the forward-looking statements, including, but not limited to, risks and uncertainties related to: anticipating and effectively responding to changes in consumer and professional stylist preferences and buying trends in a timely manner; the  success  of our strategic initiatives,  including our store refresh program and increased marketing efforts, to enhance the customer experience, attract new customers, drive brand awareness and improve customer loyalty; our ability to efficiently manage and control our costs and the success of our cost control plans, including our recently announced restructuring plan; our ability to implement our restructuring plan in various jurisdictions; our ability to manage the effects of our cost reduction plans on our employees and other operations costs; charges related to the restructuring plan; possible changes in the size and components of the expected costs and charges associated with the restructuring plan; our ability to realize the anticipated cost savings from the restructuring plan within the anticipated time frame, if at all; the highly competitive nature of, and the increasing consolidation of, the beauty products distribution industry; the timing and acceptance of new product introductions; shifts in the mix of product sold during any period; potential fluctuation in our same store sales and quarterly financial performance; our dependence upon manufacturers who may be unwilling or unable to continue to supply products to us; our dependence upon manufacturers who have developed or could develop their own distribution businesses which compete directly with ours; the possibility of material interruptions in the supply of products by our third-party manufacturers or distributors or increases in the prices of products we purchase from our third-party manufacturers or distributors; products sold by us being found to be defective in labeling or content; compliance with current laws and regulations or becoming subject to additional or more stringent laws and regulations; the success of our e-commerce businesses; diversion of professional products sold by Beauty Systems Group to mass retailers or other unauthorized resellers; the operational and financial performance of our franchise-based business; successfully identifying acquisition candidates and successfully completing desirable acquisitions; integrating acquired businesses; the success of our initiatives to expand into new geographies; the success of our existing stores, and our ability to increase sales at existing stores; opening and operating new stores profitably; the volume of traffic to our stores; the impact of the general economic conditions upon our business; the challenges of conducting business outside the United States; the impact of Britain’s recent decision to leave the European Union and related or other disruptive events in the European Union or other geographies in which we conduct business; rising labor and rental costs; protecting our intellectual property rights, particularly our trademarks; the risk that our products may infringe on the intellectual property rights of others; successfully updating and integrating our  information  technology systems; disruption in our  information  technology systems; a significant data security breach, including misappropriation of our customers’, or employees’ or suppliers’ confidential information, and the potential costs related thereto; the negative impact on our reputation and loss of confidence of our customers, suppliers and others arising from a significant data security breach; the costs and diversion of management’s attention required to investigate and remediate a data security breach and to continuously upgrade our information technology security systems to address evolving cyber-security threats; the ultimate determination of the extent or scope of the potential liabilities relating to our past or any future data security incidents; our ability to attract or retain highly skilled management and other personnel; severe weather, natural disasters or acts of violence or terrorism; the preparedness of our accounting and other management systems to meet financial reporting and other requirements and the upgrade of our existing financial reporting system; being a holding company, with no operations of our own, and depending on our subsidiaries for our liquidity needs; our ability to execute and implement our common stock  repurchase program; our  substantial indebtedness; the  possibility that we may incur substantial additional debt, including secured debt, in the future; restrictions and limitations in the agreements and instruments governing our debt; generating the significant amount of cash needed to service all of our debt and refinancing all or a portion of our indebtedness or obtaining additional financing; changes in interest rates increasing the cost of servicing our debt; and the costs and effects of litigation.